POWER OF ATTORNEY

The undersigned trustee of Monteagle Funds, a Delaware statutory trust (the “Trust”), hereby constitutes and appoints Paul B. Ordonio, Robert Driessen and Brandon Byrd, and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission, any and all Registration Statements, and any and all amendments, supplements, exhibits or other documents related or incidental thereto, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications, reports, notices, surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself, hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 9th day of August, 2013.

/s/ Larry J. Anderson
Larry J. Anderson
Trustee

POWER OF ATTORNEY

The undersigned trustee of Monteagle Funds, a Delaware statutory trust (the “Trust”), hereby constitutes and appoints Paul B. Ordonio, Robert Driessen and Brandon Byrd, and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission, any and all Registration Statements, and any and all amendments, supplements, exhibits or other documents related or incidental thereto, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications, reports, notices, surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself, hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 9th day of August, 2013.

/s/ Brian J. Green
Brian J. Green
Trustee

POWER OF ATTORNEY

The undersigned trustee of Monteagle Funds, a Delaware statutory trust (the “Trust”), hereby constitutes and appoints Paul B. Ordonio, Robert Driessen and Brandon Byrd, and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission, any and all Registration Statements, and any and all amendments, supplements, exhibits or other documents related or incidental thereto, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications, reports, notices, surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself, hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 9th day of August, 2013.

/s/ Charles M. Kinard
Charles M. Kinard
Trustee